Exhibit 99.2

Legal Disclaimer

The material that follows is a confidential presentation that has been prepared by Lavoro Limited and its consolidated subsidiaries (the "Company" or "Lavoro") and is being delivered to persons considering investing in TPB Acquisition Corporation I ("TPB") with respect to a potential business combination and related transactions (the "Business Combination") between TPB and Lavoro and the potential financing of a portion of the Business Combination through a private placement of securities, and for no other purpose.

This presentation is intended solely for investors that are qualified institutional buyers or institutional accredited investors solely for the purposes of familiarizing such investors with the Company and TPB, and determining whether such investors might have an interest investing in TPB. This material has been prepared solely for informational purposes and is not to be construed as a solicitation, an invitation, or an offer to buy or sell any securities, or any solicitation of any offer to purchase or subscribe for any shares of TPB, and should not be treated as giving investment advice. You should not definitively rely upon this material or use it to form the definitive basis for any decision, contract, commitment or action whatsoever, with respect to any proposed transaction or otherwise. You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and you must make your own investment decision and perform your own independent investigation and analysis of an investment in Lavoro or TPB and the transactions contemplated in this presentation. Neither this material nor anything contained herein shall form the basis of any contract or commitment whatsoever.

This presentation is not targeted to the specific investment objectives, financial situation or particular needs of any recipient. It contains statements and analyses based on information from third-party sources, which have not been independently verified. Accordingly, the Company and TPB make no representations or warranty, express or implied, as to the accuracy or completeness of such data, and such data involves risks and uncertainties and is subject to change based on various factors. The information contained herein is in summary form and does not purport to be complete. It is not intended to be relied upon as advice to potential investors. Lavoro, TPB and their respective affiliates, officers, directors, employees, representatives, advisors and agents expressly disclaim any and all liability which may be based on this document and any errors therein or omissions therefrom. By accepting this presentation, you confirm that you are not relying upon the information contained herein to make any decision.

This material does not constitute a prospectus or form part of any offer or invitation to sell or issue, or any solicitation of any offer to purchase or subscribe for, or any offer to underwrite or otherwise acquire any shares in the Company or TPB or any other securities issued involving the Company or TPB, nor shall they or any part of them nor the fact of their distribution or communication form the basis of, or be relied on in connection with, any contract, commitment or investment decision in relation thereto, nor does it constitute a recommendation regarding any securities issued involving the Company or TPB.

This presentation is strictly confidential and may not be disclosed to any other person and its contents are proprietary information and may not be reproduced or otherwise disseminated in whole or in part without the prior written consent of the Company or TPB. No representation or warranty either express or implied is made as to, and no reliance should be placed on future financial performance, or the fairness, validity, accuracy, or completeness of the information, statements or opinions contained herein including in relation to, statistical data, predictions, estimates or projections contained in this presentation, which are used for informational purposes only. Additionally, you acknowledge that you are (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this document or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder.

Certain statements in this presentation may be considered forward-looking statements and forward-looking information within the meaning of applicable United States securities legislation (collectively herein referred to as "forward-looking statements"). Forward-looking statements generally relate to future events or future financial or operating performance of Lavoro or TPB. Forward-looking statements in this presentation, may include, for example, statements about: the growth of Lavoro's business and its ability to realize expected results, including with respect to its revenue, gross profit, EBITDA, EBITDA margin, Adjusted EBITDA, Adjusted EBITDA margin, Pro Forma revenue, Pro Forma gross profit, Pro Forma Adjusted EBITDA, Pro Forma Adjusted EBITDA margin, and Free Cash Flow; the viability of its growth strategy, including with respect to its ability to grow market share in Brazil, Latin America and globally, grow revenue from existing customers, and consummate acquisitions; opportunities, trends and developments in the agricultural input industry, including with respect to future financial performance in the industry; the size of Lavoro's total addressable market; the expected benefits of the Business Combination; any indications of interest in the proposed PIPE financing; the satisfaction of closing conditions to the Business Combination and any related financing, the amount of redemption requests made by TPB's public stockholders and the completion of the Business Combination, including the anticipated structure and closing date of the Business Combination and the use of the cash proceeds therefrom; anticipated management and directors of the resulting issuer; any anticipated shareholder approvals; and the pro forma ownership of the resulting issuer.

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Legal Disclaimer (continued)

In some cases, you can identify forward looking statements by terminology such as "believe," "intend," "target," "expect," "estimate," "may," "should," "plan," "project," "contemplate," "anticipate," "predict" or similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are only predictions and are not guarantees of future performance.

Investors are cautioned not to rely on forward-looking statements and that any such forward-looking statements are and will be, as the case may be, subject to several risks, uncertainties and factors relating to, among others: general economic, financial, political, demographic and business conditions in Brazil and Latin America, as well as in any other countries Lavoro may serve in the future, and their impact on its business; factors associated with companies, such as Lavoro, that are engaged in the agricultural input industry, including the impact of the COVID-19 pandemic, competitive pressures in the industry, the rapid pace of technological change, the impact of governmental regulation, the inability to retain skilled employees, changes in consumer demand, and a wide variety of other significant business, economic and competitive risks and uncertainties; the ability to obtain approval of the stockholders of TPB; legal or regulatory developments (such as any SEC statements or enforcement or other actions relating to special purpose acquisition companies); the ability to maintain the listing of the combined company's securities on a U.S. exchange; the inability to complete the proposed PIPE financing; the risk that the Business Combination disrupts current plans and operations of TPB or Lavoro as a result of the announcement and consummation of the transaction described herein; the risk that any of the conditions to closing the Business Combination are not satisfied in the anticipated manner or on the anticipated timeline; the failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to Lavoro and costs related to the Business Combination; the outcome of any legal proceedings or regulatory action that may be instituted against TPB or Lavoro, or any of their respective directors or officers, following the announcement of the potential transaction; the amount of redemption requests made by TPB's public stockholders; and those factors discussed in this presentation, TPB's final prospectus dated August 12, 2021 and any Quarterly Report on Form 10-Q or Annual Report on Form 10-K, in each case, under the heading "Risk Factors," and other documents of TPB filed, or to be filed, with the SEC. If any of these risks materialize or TPB or Lavoro's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

Although the Company believes that the expectations and assumptions reflected in the forward-looking statements are reasonable based on information currently available to the management of the Company and TPB, the Company and TPB cannot guarantee future results or events. There can be no assurance that (i) the Company has correctly measured or identified all of the factors affecting its business or the extent of their likely impact, (ii) the publicly available information with respect to these factors on which the Company's analysis is based is complete or accurate, (iii) the Company's analysis is correct or (iv) the Company's strategy, which is based in part on this analysis, will be successful. Forward-looking statements involve numerous risks and uncertainties that could cause actual results to differ materially from expected results. In addition, the Company and TPB do not undertake any obligation to update any information or forward-looking statement, or to update the reasons why actual results could differ materially from those anticipated herein, even if new information becomes available in the future.

Certain information contained in this presentation relates to or is based on third-party studies, publications, surveys and Lavoro's or TPB's own internal estimates and research. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Lavoro and TPB believe their internal research is reliable, such research has not been verified by any independent source and Lavoro and TPB cannot guarantee and make no representation or warranty, express or implied, as to its accuracy and completeness.

Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. This presentation also contains certain financial forecast information of Lavoro. Such financial forecast information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. Actual results may differ materially from the results contemplated by the financial forecast information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.

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Legal Disclaimer (continued)

Any opinions expressed in this material are subject to change without notice and the Company and TPB are not under obligation to update or keep current the information contained herein. The Company and TPB, as well as their respective affiliates, agents, directors, partners and employees, accept no liability whatsoever for any loss or damage of any kind arising out of the use of all or any part of this material. Neither Lavoro nor TPB undertakes any obligation to update this presentation unless otherwise required by law.

Use of Projections

This presentation contains projected financial information with respect to the Company, namely EBITDA margin, Adjusted EBITDA, Adjusted EBITDA margin, Pro Forma revenue, Pro Forma gross profit, Pro Forma Adjusted EBITDA, Pro Forma Adjusted EBITDA margin, Free Cash Flow, retention rates and sales representative productivity. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See the description of forward-looking statements above. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent registered public accounting firm of the Company nor the independent registered public accounting firm of TPB, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation.

Financial Information; Non-IFRS Financial Measures

Certain financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus to be filed by Lavoro with the SEC. Some of the financial information and data contained in this presentation, such as EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Pro Forma revenue, Pro Forma Adjusted EBITDA, Pro Forma Adjusted EBITDA margin, Enterprise Value and Net Debt, and Free Cash Flow ("FCF"), have not been prepared in accordance with International Financial Reporting Standards ("IFRS"). EBITDA is defined as operating profit (loss), plus depreciation & amortization (as defined by IFRS), and includes non-controlling interests for minority shareholders of certain Lavoro subsidiaries. Adjusted EBITDA is defined as EBITDA, plus M&A related expenses, which primarily include M&A team compensation expenses and accounting and tax due diligence expenses, plus (minus) any other expenses (income) that Lavoro management considers as non-recurring and/or non-cash. Net Debt is defined as debt (calculated using current and noncurrent borrowings), less pro forma cash and cash equivalents. Enterprise Value is defined as market capitalization pro forma for the potential business combination, plus Net Debt, plus lease liabilities, plus non-controlling interest on the balance sheet. Pro Forma financials (i.e. revenue, gross profit and Adjusted EBITDA) are calculated assuming the full year financial contribution for companies acquired in a given year (rather than the partial "stub period" contribution). FCF is defined as net cash flows from operating activities, less capital expenditures defined as additions to property, plant and equipment and intangible assets. TPB and the Company believe EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Enterprise Value, Net Debt, and FCF provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. TPB and the Company believe that the use of EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Enterprise Value, Net Debt, and FCF provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company's financial measures with other similar companies, many of which present similar non-IFRS financial measures to investors. Management does not consider EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Enterprise Value, Net Debt, or FCF in isolation or as an alternative to financial measures determined in accordance with IFRS. The principal limitation of EBITDA is that it excludes significant expenses and income that are required by IFRS to be recorded in the Company's financial statements. The principal limitation of FCF is that it may be calculated differently by other companies in Lavoro's industry, limiting its usefulness as a comparative measure. In order to compensate for these limitations, management presents non-IFRS financial measures in connection with IFRS results. The Company is not providing a reconciliation of its projected EBITDA, Adjusted EBITDA, Enterprise Value, Net Debt, or FCF for the 2022 to 2024 fiscal years to the most directly comparable measures prepared in accordance with IFRS because the Company is unable to provide this reconciliation without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. You should review the Company's audited financial statements, which will be included in the proxy statement/registration statement relating to the Business Combination. **In addition, with the exception of the Company's historical financial information as of June 30, 2021 and 2020 and for the fiscal years then ended, which are derived from its audited combined consolidated financial statements, all other historical financial information of the Company included herein, including any financial information as of June 30, 2022 and for the fiscal year then ended, is unaudited, preliminary and subject to change.**

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Legal Disclaimer (continued)

Additional Information

In connection with the Business Combination, Lavoro expects to file with the SEC a registration statement on Form F-4, containing a preliminary proxy statement/prospectus of TPB, and after the registration statement is declared effective, Lavoro expects that TPB will mail a definitive proxy statement/prospectus relating to the Business Combination to TPB's shareholders. This presentation does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Shareholders of TPB and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed by TPB or Lavoro in connection with the Business Combination, as these materials will contain important information about Lavoro, TPB, and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to shareholders of TPB as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed by Lavoro with the SEC, without charge, once available, at the SEC's website at www.sec.gov.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE.

TPB, Lavoro, and their respective directors and executive officers may be deemed participants in the solicitation of proxies from TPB's stockholders with respect to the Business Combination. A list of the names of TPB's directors and executive officers and a description of their interests in TPB is contained in TPB's final prospectus relating to its initial public offering, which was filed with the SEC on August 12, 2021 and is available free of charge at the SEC's web site at www sec gov, or by directing a request to TPB. Additional information regarding the interests of the participants in the solicitation of proxies from the shareholders of TPB with respect to the Business Combination will be contained in the proxy statement/prospectus for the Business Combination filed by Lavoro when available.

Trademarks

This presentation contains trademarks, service marks, trade names and copyrights of the Company, TPB and other companies, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade name or products in this presentation is not intended to, and does not imply, a relationship with TPB or Lavoro, or an endorsement of sponsorship by or of TPB or Lavoro. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that TPB or Lavoro will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

BY ATTENDING THIS PRESENTATION YOU AGREE TO BE BOUND BY THE FOREGOING RESTRICTIONS.

PLEASE RETURN ANY PHYSICAL COPIES OF THIS SLIDE PRESENTATION AT THE END OF THE MEETING.

Unless otherwise noted, data in this presentation is as of August 26, 2022.

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6 All references to “Lavoro,” the “Company,” “we,” “us” or “our” refer to the business of Lavoro Agro Limited and its consolidated subsidiaries . The risks presented below are certain of the general risks related to the business of the Company, and such list is not exhaustive . The list below has been prepared solely for purposes of the proposed private placement transaction, and solely for potential private placement investors, and not for any other purpose . The occurrence of any of the following risks or additional risks and uncertainties not presently known to us or that we currently believe to be immaterial could materially and adversely affect our business, financial condition or results of operations . You should carefully consider these risks and uncertainties, and should carry out your own diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in this offering before making an investment decision . Risks relating to the business of the Company will be disclosed in future documents filed or furnished by the Company and TPB Acquisition Corporation I (“TPB”) with the United States Securities and Exchange Commission (“SEC”), including the documents filed or furnished in connection with the proposed transactions between the Company and TPB . The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of the Company and TPB and the proposed transactions between the Company and TPB, and may differ significantly from, and be more extensive than, those presented below . Risks Related to TPB’s Securities ● If the benefits of the potential business combination do not meet the expectations of investors or securities analysts, the market price of TPB’s securities may decline, either before or after the closing of the potential business combination . ● Unlike some other similarly structured blank check companies, TPB’s sponsor will receive additional Class A ordinary shares if TPB issues shares to consummate an initial business combination . ● An active trading market for TPB’s Class A ordinary shares may not be available on a consistent basis to provide stockholders with adequate liquidity . The stock price may be extremely volatile, and stockholders could lose a significant part of their investment . ● TPB Class A ordinary shares may fail to meet the continued listing standards of the Nasdaq Capital Market (“Nasdaq”), and additional shares may not be approved for listing on Nasdaq . General Risks ● TPB may require additional capital to support Lavoro’s growth, and such capital might not be available on terms acceptable to TPB, if at all . Failure to obtain additional capital on acceptable terms, or at all, could hamper Lavoro’s growth and adversely affect its business . Risks Related to TPB and the Business Combination ● TPB’s officers and directors presently have, and any of them in the future may have, additional, fiduciary or contractual obligations to other entities, including another blank check company, and, accordingly, may have conflicts of interest in approving the potential business combination . ● If you hold public warrants of TPB, TPB may, in accordance with their terms, redeem your unexpired TPB warrants prior to their exercise at a time that is disadvantageous to you . ● If TPB seeks shareholder approval of the potential business combination with Lavoro, its sponsor and members of its management team have agreed to vote in favor of such business combination, regardless of how its public shareholders vote . ● If TPB seeks shareholder approval of the potential business combination with Lavoro, TPB’s founders, directors, officers, advisors and their affiliates may elect to purchase TPB Class A ordinary shares or TPB warrants from public shareholders, which may influence the vote on such business combination and reduce the public “float” of TPB’s Class A ordinary shares . ● TPB does not have a specified maximum redemption threshold . The absence of such a redemption threshold and the potential for TPB’s public shareholders to exercise redemption rights with respect to a large number of outstanding TPB Class A ordinary shares may make it impossible for TPB to complete the potential business combination . ● TPB does not have a specified maximum redemption threshold . In the event the aggregate cash consideration TPB would be required to pay for all Class A ordinary shares that are validly submitted for redemption exceeds the aggregate amount of cash available to TPB, the combined company may not have sufficient cash to grow as currently contemplated . ● The potential business combination is subject to conditions, including certain conditions that may not be satisfied on a timely basis, if at all . Risk Factors Summary

7 Risk Factors Summary (Continued) Risks Related to TPB and the Business Combination (Continued) ● The TPB board has not obtained and may not obtain a third - party valuation or financial opinion in determining whether to proceed with the potential business combination . ● The SEC is considering new rules which would impose a variety of new requirements on special purpose acquisition companies, such as TPB, which may adversely affect the potential business combination, including our ability to complete the potential business combination . Risks Relating to Our Business and Industry ● We may be adversely affected by global market and economic conditions . ● Our operating results are highly dependent upon and fluctuate based upon business and economic conditions and governmental policies affecting the agricultural industry in which we or our customers operate . These factors are outside of our control and may significantly affect our profitability . ● Our business is highly seasonal and affected by adverse weather conditions and other factors beyond our control, which may cause our sales and operating results to fluctuate significantly . ● We do not control the activities of our farmer customers, and facts or circumstances that may occur as a result of their actions or omissions could harm our reputation and sales . ● We operate in a competitive market . If we are unable to compete effectively, our financial results will suffer . ● We may not be successful in selling or marketing the agricultural products that we offer in the markets in which we operate . ● If we are unable to retain our existing customers or attract new customers, including through opening new stores and geographic expansion, our business, financial condition and results of operations will be adversely affected . ● Our business depends on a well - regarded and widely known brand, and any failure to maintain, protect and enhance our brand would harm our business, financial condition and results of operations . ● If we fail to manage our growth effectively, our business could be harmed . ● Our continued international expansion efforts may not be successful, or may subject our business to increased risks . ● Our results of operations and operating metrics may fluctuate and we may generate losses in the future, which may cause the market price of our common shares to decline . ● Our results of operations may be adversely affected if our customers are unable to repay trade receivables from us . ● We may incur significant losses if our customers do not meet their obligations under the barter transactions entered into with trading companies . ● If we fail to identify, develop and maintain relationships with a sufficient number of qualified suppliers, our ability to timely and efficiently access products that meet our standards for quality could be adversely affected, or we may experience an increase in the costs of our products that could reduce our overall profitability . ● Shortfalls or disruptions in the supply of agricultural inputs by our current suppliers may adversely affect us until we are able to procure a replacement supplier for certain categories of the agricultural products we sell . ● We may be adversely affected by the ongoing armed conflict between Russia and Ukraine . ● Disruptions of the supply or reliability of transportation services and/or changes in transportation service costs can affect our sales volumes and selling prices . ● Interruptions in the production or transportation of certain agricultural inputs we sell could adversely affect our operations and profitability . ● Our failure to accurately forecast and manage inventory could result in an unexpected shortfall or surplus of products, which could harm our business . ● We cannot guarantee that our suppliers will not engage in improper practices, including inappropriate labor or manufacturing practices . ● If we are unable to effectively develop the Lavoro Connected Farm platform, our operating results may be affected . ● We are dependent on third - party service providers in our Lavoro Connected Farm platform . ● We may require additional capital in the future, which may not be available on acceptable terms or at all . ● We may not be successful in developing biological agricultural products that we offer in the markets in which we operate .

8 Risk Factors Summary (Continued) Risks Relating to Our Business and Industry (Continued) ● The complexity of the approval processes for in the production of our private label products may negatively affect our business and results of operations . ● The COVID - 19 pandemic could impact our business, key metrics and results of operations in volatile and unpredictable ways . ● Consumer and government resistance to genetically modified organisms may negatively affect our public image and reduce sales of the genetically modified seeds that we commercialize . ● If our products become adulterated, misbranded, or mislabeled, we might need to recall, relabel or repackage those items and may experience product liability claims ; food safety and foodborne illness concerns could materially and adversely affect us . ● The incorrect or off - label use of our private label products may damage our reputation or negatively impact our results . ● Our insurance policies may not be sufficient to cover all claims . ● We depend on key management, as well as our experienced and capable employees, and any failure to attract, motivate and retain our employees could harm our ability to maintain and grow our business . ● Our holding company structure makes us dependent on the operations of our subsidiaries . ● We have a limited operating history as a consolidated company with financial results that may not be indicative of future performance, and our revenue growth rate is likely to slow as our business matures . ● We and our independent registered public accounting firm have identified material weaknesses in our internal control over financial reporting and, if we fail to implement and maintain effective internal controls over financial reporting, we may be unable to accurately report our results of operations, meet our reporting obligations or prevent fraud . ● Disclosure controls and procedures over financial reporting may not prevent or detect all errors or acts of fraud . ● We may not be able to renew or maintain all our stores and facilities’ leases . Risks Relating to Acquisitions and Pro Forma Financial Information ● Any acquisition, partnership or joint venture we make or enter into could disrupt our business and harm our financial condition . ● Our recent acquisitions and the comparability of our results may make it difficult for investors to evaluate our business, financial condition, results of operations and prospects . ● The unaudited Pro Forma financial information included herein is presented for illustrative purposes only and may not be indicative of our combined financial condition or results of operations after giving effect to our pro forma transactions . Risks Relating to Regulatory Matters, Privacy, Litigation, and Cybersecurity ● Our business and the commercialization of our products are subject to various government regulations and environmental, health and safety authorities and industry standards, and we or our collaborators may be unable to obtain, or may face delays in obtaining, necessary regulatory approvals . ● Our operations are subject to various health and environmental risks associated with our production, handling and transportation . ● Environmental, health and safety and food and agricultural inputs laws and regulations to which we are subject may become more stringent over time . This could increase the effects on us of these laws and regulations, and the increased effects could be materially adverse to our business, operations, liquidity and/or results of operations . ● We may be liable for labor charges and disbursements if our sales representatives are considered to be our employees . ● Changes in tax laws, incentives, benefits and regulations may adversely affect us . ● We are subject to anti - corruption, anti - bribery and anti - money laundering laws and regulations . ● Requirements associated with being a public company in the United States will require significant company resources and management attention . ● Adverse outcomes in legal proceedings could subject us to substantial damages and adversely affect our results of operations and profitability .

9 Risk Factors Summary (Continued) Risks Relating to Regulatory Matters, Privacy, Litigation, and Cybersecurity (continued) ● We are subject to costs and risks associated with increased or changing laws and regulations affecting our business, including those relating to data privacy, security and protection . ● We may face restrictions and penalties under Brazilian and Colombian consumer protection laws . ● Unauthorized disclosure of sensitive or confidential customer information or our failure or the perception by our customers that we failed to comply with privacy laws or properly address privacy concerns could harm our business and standing with our customers . ● Unauthorized disclosure of, improper access to, or destruction or modification of data, through cybersecurity breaches, computer viruses or otherwise, or disruptions to our systems or services could expose us to liability, protracted and costly litigation and damage our reputation . ● Interruption or failure of our infrastructure, information technology and communications systems could impair our operations, which could also damage our reputation and harm our results of operations . ● We depend on data centers operated by third parties and third - party Internet hosting providers, and any disruption in the operation of these facilities or access to the Internet could adversely affect our business . Risks Relating to Latin America ● We are subject to risks relating to our significant presence in Latin American countries . ● Latin America has experienced, and may continue to experience, adverse economic or political conditions that may impact our business, financial condition and results of operations . ● The Brazilian federal government has exercised, and continues to exercise, significant influence over the Brazilian economy . This influence, as well as Brazil’s political and economic conditions, could harm us and the price of our common shares . ● Any further downgrading of Brazil’s credit rating could reduce the trading price of our common shares . ● Inflation and certain measures by the Brazilian government to curb inflation have historically harmed the Brazilian economy and Brazilian capital markets, and high levels of inflation in the future could harm our business and the price of our common shares . ● Exchange rate instability may impact our ability to hedge exchange rate risk, which may lead to interest rate volatility and have a material adverse effect on the price of our common shares . ● Disruption or volatility in global financial and credit markets could have a material adverse effect on us . ● Infrastructure and workforce deficiency in Brazil may impact economic growth and have a material adverse effect on us .

10 Today’s presenters Lavoro TPB Acquisition Corporation I David Friedberg CEO and Chairman Ruy Cunha CEO Gustavo Modenesi Chief Strategy Officer

TPB will be a value-adding and significant shareholder and *long-term partner* to Lavoro

TPB: Industry-leading ag tech expertise



David Friedberg

To join Lavoro Board[1]

TPB	Founder & CEO	The Climate Corporation	Founder & CEO
Monsanto	EVP & CEO, The Climate Corp	Google	Corp. Dev. & Product Mgmt.

TPB Investment holding company with portfolio of businesses that leverage breakthrough technology to improve productivity and sustainability across the food and agriculture supply chains

The Climate Corporation

- Acquired in 2013 by Monsanto (now Bayer) for $1.1B
- World's leading digital agronomy platform, Climate FieldView™, deployed on over 180M acres across 23 countries
- FieldView™ improves farmer's productivity, enabling better agronomic decision-making with data-driven analytics and recommendations

TPB highly aligned with TPBA shareholders

- TPB expects to invest $100 million in common equity PIPE upon closing
- 1/3 of sponsor promote shares vest upon closing of business combination, remaining 2/3 vests in two equal installments if share price[2] equals or exceeds $12.50 or $15.00 within 3 years of closing

TPB's businesses can help accelerate new technology options and adoption at Lavoro

Pattern Ag — Soil Microbiome analytics and biologicals solutions

Ohalo — Novel plant genetics and plant breeding platform

STENON — Lab independent, real-time soil chemistry analysis

TILLABLE — Farmland real estate and farmer financial services platform

Experienced advisors supporting TPBA



Michael Stern

Bayer / The Climate Corporation: CEO, The Climate Corp. Head, Digital Farming Bayer Crop Science

Monsanto: 30+ years at Monsanto; VP, Americas; VP, US Seed and Traits



Tjarko Leifer

wellio: Co-Founder & CEO, Wellio *(acq. by Kraft Heinz Co.)*

The Climate Corporation / Monsanto: SVP, Head of Strategy and Bus Dev, The Climate Corp

(1) Subject to TPBA shareholder approval
(2) Price trigger defined as share price exceeding threshold for any 20 trading days within any 30-day trading period following the closing of the potential business combination

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TPB Investment Thesis

Global food supply chains increasingly unstable
Climate change, COVID-19, and global conflict underscore vulnerabilities

Latin America key to global food security
Fastest growing and largest global agriculture export market

Large growing TAM for ag inputs across LatAm
$38B growing 16% CAGR since 2017 in Brazil

Urgent need for improved technology adoption to drive productivity
Digital agronomy & biologics increase yield with less cost, land, water, and carbon

LatAm small farmer productivity an essential part of the solution
65% of Brazilian farmland managed by farmers with 250-25,000 of acres under production

Ag retail is the key to unlocking technology adoption across farms
41% of total ag inputs sold through independent retailers in Brazil

No public market pureplay
Lavoro will become the first US-listed LatAm ag retail pureplay equity


Current Lavoro footprint
Expected near-term entry

Source: Company analysis

12

LAVORO

Why Lavoro?

#1 Ag input retailer in Brazil	**~$1.6B** FY22E[1] PF[2] revenue	**53,000+** farmers[3]
Highly fragmented market ripe for consolidation	**~10%** Brazil Market share[4]	**22** acquisitions closed[5]
High growth business with expanding EBITDA margins	**41% growth** FY22E[1] PF[2] revenue	**7.6%** CY22E PF[2] Adj. EBITDA mgn
Portfolio of proprietary biologics, providing sustainable alternatives to traditional synthetic crop inputs	**10** biologics today[5]	**~43%** PF[2] gross margin[6]
Nascent digital commerce, already largest omnichannel in Brazil	**Launched** May 2020	**$81M** FY22E[1] revenue
Compelling transaction dynamics	**7.1x** CY22E PF[2] Adj. EBITDA[7]	**4.4x** CY23E PF[2] Adj. EBITDA[7]
Multiple opportunities for upside beyond plan, including services, digital agronomy, and biologics		

Note: Financials in USD calculated using actual USD/BRL FX rates up to August 26, 2022, and spot rate of 5.11 as of August 26, 2022 thereafter (CY21 5.39, CY22E 5.12, CY23E 5.11; FY21 5.39, FY22E 5.24, FY23E 5.13, FY24E 5.11)
(1) Lavoro Fiscal Year ends on June 30; (2) Pro Forma (PF) financials are calculated assuming full year financial contribution for companies acquired in a given year (rather than just the partial "stub period" contribution); (3) As of March 2022; (4) Company analysis based on third-party research, additional information available later in this presentation; (5) As of August 26, 2022; (6) Pro Forma gross margin for Crop Care segment (Crop Care) for FY22E; (7) PF Adj. EBITDA represents fully consolidated EBITDA, which includes EBITDA from non-controlling minority shareholders (estimated at ~13% of total for FY22E). See Appendix for more details on Lavoro's shareholding structure.

13

LAVORO

14 Macro

15 Following decades of decline, we are now seeing a rapid rise in global undernourishment and increasing strain on meeting the global calorie gap Global calorie needs by 2050 2 (1) Food and Agricultural Organization of the United Nations (FAO) report, 2022 (2) World Resource Institute analysis based on FAO report, 2019 Crop production (trillion calories per year) 56% Food Gap 13,100 20,500 Undernourished people globally (M) 1 Increase of ~200M undernourished people between 2017 and 2021

16 Climate change, pandemic, and global conflicts are creating volatility in ag inputs, commodities, and food prices, creating a long - term need for significantly higher baseline agricultural production US fertilizer prices USD/ton USD/bu Row crop prices 3 major multi - year food inflationary events in the last 15 years Global Food Price Index 1 Source: Bloomberg; Food and Agriculture Organization of the United Nations (FAO) (1) FAO Food Price Index (average of meat, dairy, cereals, vegetable oils, and sugar); index (avg. 2014 - 2016 = 100), last data p oint August 2022

17 With limited arable land, technology adoption must be adopted at higher rates to achieve increased overall production levels (1) USDA ERS, 2021 (2) Data sources: USDA ERS; Variable - rate seeding: Purdue University report on Precision Farming (2021); Bayer/Climate interview s in the press Productivity : ag output over inputs used (labor, materials, capital) Input intensification: inputs used over acres of land Irrigation extension Land extension Drivers of global agricultural production growth 1 Total ag output growth (CAGR %) US corn productivity driven by technological adoption 2 Corn yields (bushels per acre) Technology penetration

18 Lagging technology adoption can significantly depress agricultural productivity (1) FAO data, 2019; (2) OECD - FAO 2021 data, Agricultural Outlook 2022 - 20231 report; (3) Variable - rate technology refers to leve raging new GPS - enabled farming equipment to apply ag inputs (seed, fertilizers, crop protection) at the optimal quantity and location; (4) Purdue University report on Precision Farming (2021); (5) Brazilian Agricultural Research Cor poration paper, 2020; (6) 2019 data from ISAAA, incl. only row crops. Corn Yields (t/ha) 2 United States China Nigeria Brazil Variable - rate Technology Adoption % 3 GM Crop Seed Adoption % 6 95% 94% 0% 0% 70% 4 9% 5 n.a. n.a. Key factors driving yield differentials across regions ● Environmental factors (soil fertility and climate) ● Fertilizer and crop protection usage intensity ● Inputs technology adoption (GM seeds, etc.) ● Digital agronomy (variable - rate applications) The US is the world’s gold standard in crop yields, driven in part by high levels of technology adoption Corn Yields (t/ha) 1 Nitrogen use (kg/ha) 1

19 LatAm is key to global food security: Large and growing ag producer, reliable trade partner CAGR (1995 - 2021) Exports of row crops (M of tons) 8.5% 0.9% 12.9% 4.1% 10.5% 5.8% 0.9% 1.0% LatAm is world’s largest ag export region 1,2 Exports of row crops (M of tons) Source: OECD - FAO Agricultural Outlook 2022 - 2031 report (1) Ag commodities included in the calculation: corn, soybeans, rice, wheat, and other grains and oilseeds; (2) 2021 data Brazil …and growing rapidly

20 LatAm is one of the world’s largest growing regions and fastest growing ag inputs market 123 kg/ac Crop Protection 12% Fertilizers 20% Seeds 14% Specialties (excl. Biologics) 15% Biologics 26% Brazil ag inputs market is large… TOTAL ag input 16% …with accelerated growth Brazil United States 2017 - 2021 CAGR (in BRL) 1 Brazil Fertilizer consumption 3,4 Harvested acreage 3 207M acres 242M acres 52 kg/ac Total market $38.3B 1 $63.9B 2 Crop Protection 29% Seeds 15% 2021 Fertilizers 48% Specialties 8% Brazil ag Inputs market breakdown by product (%) 1,5 (1) 2021 figure, based on internal analysis and third party research; (2) USDA, 2020 data; (3) FAO, 2018; (4) fertilizer cons ump tion not directly comparable due to multiple seasons during annual cycle in Brazil for many row crop producers; (5) rounded to the nearest whole % number; (6) Specialties and biologics are included in fertilizers 2016 - 2020 CAGR (in $) 2 United States 2% 1% 1% n.a. 6 n.a. 6 1%

21 Ag retailer • Local relationships and knowledge • Consultative personalized recommendations • Agronomic services • Digital agronomy • Financial services • Bulk inventory storage • Distribution of inputs Local ag retailers are the gateway to the farm and the key to driving technology adoption across the region Farmers Fertilizers Crop protection (herbicides, pesticides, etc) Biologics (biostimulants, biopesticides, biofertilizers) Seed (corn, soybean, etc) Digital Agronomy + Services (soil testing, recommendations, financial services, etc.) Ag retailers offer local, trusted, consultative sales to farmers and increase technology adoption in the market Ag retailer gross profit driven by: ● increased crop production ● farmer profitability (upselling higher value inputs)

22 Brazil’s #1 ag inputs retailer is modernizing farming

Proven management team

Key board members

Photo	Name	Role	Previous Experience	Education	Experience
	**Ricardo Scavazza**	Board Member	PATRIA; Anhanguera	FGV; Kellogg	**20+ years** of experience in senior management
	**Peter Estermann**	Chairman	viavarejo; GPA	UFLA; Harvard University	**20+ years** of experience in senior management
	**Daniel Fisberg**	Board Member	ADM; Roland Berger	London Business School; FEAUSP	**7+ years** of ag experience

Lavoro executives

Photo	Name	Role	Previous Experience	Education	Experience
	**Ruy Cunha**	CEO, and Interim Head of Lavoro Brazil	AGCO; booz&co.	Kellogg; FGV	**10+ years** of ag experience
	**Gustavo Modenesi**	Chief Strategy Officer	PATRIA; BCG	Ross	**7+ years** of ag experience
	**Gustavo Ocampo**	Head Lavoro LatAm	Grupo Gral; syngenta	INALDE	**30+ years** of ag experience
	**Marcelo Pessanha**	Head of Crop Care	UPL; MONSANTO	FGV; FAFRAM	**15+ years** of ag experience
	**Laurence Gomes**	CFO	RENNER; SLC	UFRGS	**10+ years** of ag experience
	**Karen Ramirez**	CHRO	GE; VALE	Ibmec; PUC Minas	**20+ years** of HR experience
	**Marcos Strobel**	Chief Digital Officer	viavarejo; Saraiva	Insper; Fundação Vanzolini	**20+ years** of Digital experience
	**Luiz Spinardi**	Head of M&A	PATRIA; HSBC	London Business School; FGV	**15+ years** of M&A experience

23

LAVORO

24 As a result, Lavoro is well - positioned to contribute to a stable, sustainable global food supply chain Lavoro has the breadth of products, reach, know - how, and innovation to help farmers produce efficiently and sustainably Lavoro is helping to make LatAm the world’s breadbasket, feeding a growing population sustainably Lavoro is digitizing agronomy and accelerating biologics, with big potential upside Trusted technical sales reps provide integrated solutions to farmers, with high margins and a small environmental footprint World - class M&A program will continue to fuel growth Experienced team and integration playbook accelerate revenue growth for years after acquisition Lavoro is Brazil’s #1 ag inputs retailer 1 Largest customer base is mid - sized farmers, who are digital - first and keen to adopt technology Lavoro brand is simultaneously traditional, trusted, and transformational Corporate culture blends startup ethos with heritage acquisitions, with high NPS, customer loyalty, and world - class ESG (1) Ranking based on sales from third party research

Lavoro has both scale and scope in the region

Footprint



Colombia
Brazil
Peru
Chile
Paraguay
Uruguay
Presence in Brazilian states
Other countries with footprint
Near-term entry

3
Countries Today

6
Countries Expected by FY24

Multiple Crops • Complete Portfolio • Diversified Services • Private Label • Digital

Lavoro Fiscal Year ends in June

Key Highlights

Scale

- **#1** Ag inputs retailer in Brazil
- **878** Technical sales reps[1]
- **53,000+** Farmers[1]
- **193** Stores[1]
- **~$1.6B** PF revenue (FY22E)[2]

Growth

- **53%** PF revenue CAGR FY20 – FY22E[2,3,4]
- **131%** PF Adj. EBITDA CAGR FY20 – FY22E[2,3,4,5]

M&A

- **22** Completed acquisitions[6]
- **10** Companies in pipeline (MOUs signed)[6,7]

Specialty Products

- **#4** Biologics market share in Brazil (FY22E)[8]
- **12%** Gross Profit mix from own products (FY22E)[2]

(1) As of March 2022; (2) Pro Forma financials are calculated assuming full year financial contribution for companies acquired in a given year (rather than just the partial "stub period" contribution). (3) Note that these figures differ from Pro Forma financials in the registration statement to be filed by Lavoro on Form F-4, as those include financials from all of the companies that Lavoro owned as of March 31, 2022 in every fiscal year presented, not just in the fiscal year when acquired; (4) In constant currency terms at USD/BRL 5.11; (5) Pro Forma Adj. EBITDA represents fully consolidated EBITDA, which includes EBITDA from non-controlling minority shareholders (estimated at ~13% of total for FY22E); (6) As of August 26, 2022; (7) Some signed MOUs are non-binding; (8) Company analysis, based on third-party research

LAVORO

Lavoro is the largest ag inputs retailer in Brazil

Ag inputs retailers[1] market share in Brazil for FY22[2]


10%
8%
6%
4%
2%
0%
LAVORO
AGROGALAXY
Sumitomo
BUNGE
DAKANG
UPL
3Tentos
syngenta
MOCELLIN
Nutrien Ag Solutions

Source: Company Analysis based on third party sources: Spark (BIC Survey), Agrogalaxy and Três Tentos investor relations websites;

Note: LAVORO incl. companies acquired as of June 30, 2022; AGROGALAXY (incl. Rural Brasil/Agro100/Agrocat/Boa Vista/Agro Ferrari/Grão de Ouro/Ferrari Zagatto); SUMITOMO (incl. Agro Amazonia/Nativa); BUNGE (includes Agrícola Alvorada/Agrofel/Pantanal); DAKANG (incl. Fiagril/Belagrícola); UPL (Sinagro); SYNGENTA (incl. Dipagro/Atua Agro, excl. Agro Jangada), NUTRIEN (incl. Bio Rural/Tec Agro/Terra Nova/Agrosema, excl. announced Casa do Adubo that is yet to close)

(1) Data excludes direct sales to large farmers from certain global inputs suppliers (e.g., Bayer, Corteva, etc.), and sales from co-operatives (which cater to smaller farmers present mainly in the South of Brazil)

(2) Represents the sales % share for crop year ending June 2022, for the soybean and corn crop protection and seeds markets; calculation does not include sales of fertilizers, and specialties, as apples-to-apples data from third party research for these product categories is not available.

26

LAVORO

27 Lavoro is highly diversified across geographies, clients, suppliers, and crops Client diversification 2 Supplier diversification 2 Geographic diversification 1 Brazil East Brazil South Brazil North Rest of LatAm 38% 22% 26% Other Top 100 14% 20% 80% Top 5 Other Top 6 - 10 34% 22% 44% (1) Company analysis for using Lavoro ag inputs retail Pro Forma revenue for FY22E, excl. revenue derived from Crop Care segment; (2) Company analysis for CY21

28 One - stop shop covers all ag inputs across all Lavoro stores (1) Company analysis for FY22E (2) Others = 3%. Charts consider the breakdown of FY22E ag inputs retail Pro Forma revenue, and excl. revenue derived from Cr op Care segment Products Lavoro’s revenue mix 1,2 Suppliers Crop Protection Fertilizer Seeds Specialties ● NPK ● Slow - release products ● Soybean ● Cotton ● Wheat ● Corn ● Sorghum ● Rice ● Fungicides ● Insecticides ● Herbicides ● Seed treatment ● Biologics ● Foliar fertilizers ● Adjuvants ● Organominerals 50% 17% 24% 6%

29 Crop Care, our business segment of proprietary, vertically - integrated inputs, includes novel biologics and specialty fertilizers Farmers Acquired FY2021 Biologics Premium ESG Acquired FY2021 • 98 import licenses • 87 specialty foliar fertilizers, adjuvants and organominerals • Global supply chain risk mitigation • Attractive gross margins Agrochemicals (private label) Specialty fertilizers Developed FY2019 Product positioning Description • 10 microorganisms used as biopesticides and bioinsecticides • 83% gross margin • ESG - driven low - carbon alternatives to traditional synthetics • Recently acquired largest biologics production site in Brazil Crop Care Manufacturing & Sourcing Biologics Agrochemicals Specialty fertilizers Sold through Ag Retailers + Third party retailers

30 Our technical sales team is highly qualified to promote technologies in the field Focused on adding value to our customers Technical sales rep.’s profile Sales team training process Training schedule covering sales process and client management , including modules on credit policies, integrity, compliance, and data protection Lavoro University platform offers employees courses on topics such as leadership, innovation and time management Training with suppliers , covering specific product characteristics and product application techniques (1) Based on FY22 Pro Forma revenue; (2) Company - led survey data as of May 2022 • Majority graduated with degree in Agronomy Weekly visits to clients ~$1.7M annual revenue 1 per rep • Technical sales of ag inputs product packages customized for each farmer’s needs 95K acres 1 covered per rep • Planting, application and harvesting monitoring • Compensation linked to individual and company goals 67 NPS Score 2

We are at the early stage of our one-stop digital commerce solution, with big potential upside

Omnichannel solution[1]



Olá, João.
América - Sorriso/MT
Voltar
CALTIM
CALTIM
103070
CALTIM + S - FERTILIZANTE - 1000 KG - CALTIM FERTILIZANTES - 103070 - UNITÁRIO
103069
CALTIM + S - FERTILIZANTE - 40 KG - CALTIM FERTILIZANTES - 103069 - UNITÁRIO
VER PREÇO
VER PREÇO
VENDA SÓ COM RECEITUÁRIO
104353

~40%

of Farmers prefer Personal contact for technical support

~41%

of farmers prefer online channels

Largest ag omnichannel in LatAm[2]

May 2020
Launched

$81M
FY22E digital sales (~5% of total sales)

53,000+
customers

6,700+
SKUs available for purchase online

180+
Distribution points

3x
Increase in average ticket in CY21 vs. CY20

(1) Source: McKinsey (A Cabeça do Agricultor na Era Digital – Estudo), 2021
(2) Company analysis

31
LAVORO

32 Lavoro’s proven M&A playbook generated scale and trust, with high revenue growth FY17 FY17 - FY22 (1) Thesis developed FY19 FY21 (1) As of August 26, 2022 FY22 FY18 FY23 1 Binding MOUs FY20

33 Post - acquisition, we have a demonstrated model for delivering organic store growth ● Current footprint, regional characteristics, and competitive dynamics drive new location selection # of new store openings New store openings breakdown 1,2,3 21 18 9 36 ● New stores take advantage of competitive advantages vs. smaller local retailers in region Target new store locations Excerpts from Lavoro internal strategy analyses Excerpts from Lavoro internal strategy analyses (1) Stores opened by current Lavoro subsidiaries post - acquisition; (2) Stores opened by current Lavoro subsidiaries between end of FY18 and the time of Lavoro acquisition; (3) Retail network of current Lavoro subsidiaries as of end of FY18

Post-acquisition, revenue growth accelerated

Cohort average CAGR: before and after acquisitions[1,2]


FY2018 Cohort
3.3x acceleration
7.5%
25.2%
CAGR FY16-FY17
CAGR FY17-FY22
FY2019 Cohort
2.4x acceleration
9.1%
21.4%
CAGR FY16-FY18
CAGR FY18-FY22
FY2020 Cohort
2.3x acceleration
11.7%
27.6%
CAGR FY16-FY19
CAGR FY19-FY22
FY2021 Cohort
1.8x acceleration
15.1%
27.8%
CAGR FY16-FY20
CAGR FY20-FY22
Pre-acquisition
Post-acquisition

Source: Company

(1) Considers revenue in local currency terms for Brazilian and Colombian companies. Figure for each cohort calculated using a simple average of companies CAGR;

(2) FY2018 Cohort: Grupo Gral and Lavoro; FY2019 Cohort: Pitangueiras and Impacto; FY2020 Cohort: AgSe, Agrovale, Agrovenci, Central Agrícola and Produtec; FY2021 Cohort: América, Qualicitrus, Integra, Cultivar and Desempar

34

LAVORO

35 Expected Synergies (3 - year post - M&A) Gross margin expansion SG&A/sales improvement Adj. EBITDA margin expansion Post - acquisition, integration improvements deliver operating margin gains Lavoro is No. 1 customer for key suppliers in Brazilian states where it operates 1 : Centralized back - office functions, headquartered in Curitiba, Brazil • Improved order fulfillment • Faster cash conversion cycle • Full product portfolio offering • Procurement savings • Efficiencies in G&A • Core for M&A integrations Relationship with Key Suppliers Shared Services Center Sales & Operations Operational impact Key levers • Integrated planning for all companies • Digital offering (1) Company analysis

Historical financial performance demonstrates successful execution of our playbook

Pro Forma revenue[1]

$ M; (USD / BRL: 5.11)


CAGR
53%
$716
$1,220
$1,677
FY20
FY21
FY22E

Pro Forma Gross Profit[1]

$ M; (USD / BRL: 5.11)


CAGR
79%
$87
$181
$279
FY20
FY21
FY22E

Pro Forma Adjusted EBITDA[1,2]

$ M; (USD / BRL: 5.11)


CAGR
131%
$21
$71
$111
FY20
FY21
FY22E

Note: For a more useful illustration of historical financials, figures were converted to USD at the same fixed exchange rate of 5.11 USD/BRL as of August 26, 2022 for the entire FY20-FY22E period.

(1) Pro Forma financials are calculated assuming full year financial contribution for companies acquired in a given year (rather than just the partial "stub period" contribution). Note that figures in these charts differ from Pro Forma financials in the registration statement to be filed by Lavoro on Form F-4, as those include financials from all of the companies that Lavoro owned as of March 31, 2022 in every fiscal year presented, not just in the fiscal year when acquired;

(2) Pro Forma Adj. EBITDA represents fully consolidated EBITDA, which includes EBITDA from non-controlling minority shareholders (estimated at ~13% of total for FY22E). See Appendix for more details on Lavoro's shareholding structure

36

37 Growth

38 Lavoro has four foundational pillars to supercharge growth for decades Meaningful gains from consultative cross - selling (forecasted) Organic Store Openings M&A Consolidation 2. Grow Footprint 1. TAM Expansion Macro Growth Story 3. Add Customers Add Technical Sales Reps & Increase Productivity New high - margin services and digital to improve farmer productivity (upside opportunity) (compounds) 4. Create New Value Services Crop Care Digital

39 TAM Expansion: Brazilian ag inputs market is expanding rapidly R$ per acre Brazil ag inputs market size (BRL billions) 1 Farmer profitability in key Lavoro states in Brazil 2, 3 (1) Company analysis based on third party research; (2) Average of Mato Grosso and Paraná; data sourced from Agroconsult; (3) Years on x - axis reflect Brazil crop years (ending in June) +16% CAGR

40 Grow Footprint: Lavoro has grown using the “land - and - expand” strategy ● Expected to grow footprint in Brazil by ~50% by 2024 ● Land - and - expand strategy: ○ Acquisitions establish presence in a new state or region ○ New organic expansion follows, driven by new stores in and around existing footprint ● Similar strategy applies across rest of LatAm Lavoro footprint coverage in Brazil (M of acres) 1 M&A in Rio Grande do Sul, Mato Grosso and Paraná 2 Planning 70+ new store openings Source: IBGE (PAM) for all planted crops in 2020, Ministry of Agriculture (MAPA) for area projections (1) Assumes all M&A and store openings completed by 2024; (2) Based on non - binding MOUs

41 Grow Footprint: LatAm ag retail is fragmented, presenting opportunity for further consolidation 36% 13% 24% Top 51 - 100 Top 11 - 50 FY16 Other FY22 Top 10 ~1,000+ players Brazil 1 US 2 2020 Top 2 - 6 Other ● Consolidation across fragmented market underway ● Lavoro well - positioned to accelerate and profit from consolidation: ○ Dedicated M&A team of 10+ individuals with deep relationships with potential targets ○ Synergies: track record of sizeable revenue and EBITDA post - integration synergies Source: Company analysis based on third party research (1) Chart represents the sales % share in for crop protection and seeds market. Excludes co - operatives and global suppliers that sell directly to large farmers; (2) Data from Nutrien Virtual Investor Day (2020), excluding co - operatives % of total sales Nutrien

42 Grow Footprint: Lavoro’s playbook enables it to acquire smaller retailers at favorable multiples ● Deep relationships with small retailers built over multiple years ● Differentiated deal flow gives advantage over other bidders Advantaged Sourcing Target Selection ● Type: Ag retailers in new fast - growth ag regions, and specialty product producers ● Countries: Brazil, Colombia, Chile, Uruguay, Paraguay ● Size: $1 - 30M of EBITDA ● Strong founders / management teams ● High complementarity with Lavoro (synergy potential) ● ESG compliant Integration ● Proven post - M&A integration playbook driving revenue and cost synergies within first 12 - 24 months ● Centralizing purchasing, and back - office functions ● Driving “verticalization” with Lavoro product assortment (incl. proprietary biologics) Pipeline of 10 advanced ongoing M&A negotiations with signed MOUs 1 (1) Data as of August 26, 2022; out of 10 MOUs, 3 are binding

43 Add Customers: Lavoro’s technical sales reps strive to build market share New technical sales representatives ● Reps added to existing stores to increase the number of farmers serviced in a region Technical sales rep productivity growth ● ~3 years on average for new rep to fully mature and develop deep relationships ● CRM tools and digital agronomy enable reps to be more efficient, better consultants, and more data - driven ● New products and services offer more cross - selling opportunity, raising revenue production per rep Source: Company (1) Management projections by end of FY24E (2) Data as of March 31, 2022 Brazil avg $ / sales rep index (year 3 = 100) # of technical sales reps (organic) 1,2

44 Create New Value: Crop Care presents large potential upside and differentiation Gross margin 89% 43% 38% 45% % of Lavoro gross profit 4% 12% 13% 17% Crop Care segment Pro Forma revenue 1 ● Continued increased adoption of biologics and specialty fertilizers by LatAm farmers ● Future M&A ● Cross - selling into Lavoro - owned stores Growth drivers Note: USD/BRL FX rates calculated using actual FX rates up to August 26, 2022, and spot rate of 5.11 as of August 26, 2022 th ere after (FY21 5.39, FY22E 5.24, FY23E 5.13, and FY24E 5.11) (1)Pro Forma financials are calculated assuming full year financial contribution for companies acquired in a given year (rath er than just the partial “stub period” contribution), and include future expected M&A for FY22E - FY24E All $ figures in M; FY ends in June

45 Lavoro Connected Farm Lavoro Agricultural management Marketplace By Lavoro Lavoro Data platform Lavoro Digital agronomy Lavoro Lavoro Barter and digital negotiation Lavoro Virtual warehouse Create New Value: Digital agronomy will quickly boost ag productivity

Create New Value: Lavoro is expanding high-margin services, increasing farmer profit while improving more sustainable farming practices

Lavoro strengths



Our 878 sales reps[1] visit their 53,000+ farmer[1] clients weekly

- ✔ Trusted relationships
- ✔ Agronomic expertise
- ✔ Customer financials/credit underwriting
- ✔ "Last mile" logistics

Services opportunities

TPB to provide strategic support

Next 18 Months



Soil chemistry testing



Pest and disease monitoring



Precision application recommendations


100

Financial Services

Longer Term

- Crop insurance
- Grain derivatives
- Credit and lending
- Carbon credits
- Logistics and delivery services

Agronomic services further augment inputs sales

*Case study: for Nutrien, the largest North American ag retailer, services make up **3.6%** of ag retail sales and generate **12.6%** of ag retail gross profit[2]*

(1) As of end of March 31, 2022; (2) 2022 YTD data through June, from Nutrien's 2Q22 filings

46

LAVORO

Our financial forecast tracks according to our key levers

All $ figures in M; FY ends in June

	FY21	FY22E	FY23E	FY24E
Ag inputs retail	$1,148			
Crop Care	$8			
Pro Forma revenue	**$1,157**	**$1,636**	**$2,740**	**$3,540**
y/y %		41%	68%	29%
Ag inputs retail	$164			
Crop Care	$8			
Pro Forma gross profit	**$172**			
margin %	14.9%			
Pro Forma Adj. EBITDA[1]	**$68**	**$108**	**$210**	**$324**
margin %	5.8%	6.6%	7.7%	9.2%
y/y %		60%	94%	54%

High revenue growth rate:

- Macro growth story
- M&A
- New store openings and adding reps
- Sales rep and store maturation
- Crop Care cross-selling into Lavoro retail

Adj. EBITDA margin expansion:

- Improving product mix, with Crop Care growing as % of sales
- Rising sales rep & store productivity
- Fixed cost leverage

Further upside:

- Forecasts exclude services and digital agronomy revenue opportunities

Note: Detailed breakdown of organic vs. M&A contribution to financials in the Appendix. Pro Forma Adj. EBITDA and Pro Forma Adj. EBITDA margin are non-IFRS metrics; see reconciliation in Appendix. Pro Forma financials are calculated assuming full year financial contribution for companies acquired in a given year (rather than just the partial "stub period" contribution), and incl future expected M&A for FY22E-FY24E. USD/BRL FX rates calculated using actual FX rates up to August 26, 2022, and spot rate of 5.11 as of August 26, 2022 thereafter (FY21 5.39, FY22E 5.24, FY23E 5.13, and FY24E 5.11);

(1) Pro Forma Adj. EBITDA represents fully consolidated EBITDA, which includes EBITDA from non-controlling minority shareholders (estimated at ~13% of total for FY22E). See Appendix for more details on Lavoro's shareholding structure

47

LAVORO

Our financial forecast tracks according to our key levers (continued)

All $ figures in M

	CY21	CY22E	CY23E
Ag inputs retail	$1,349		
Crop Care	$46		
Pro Forma revenue	**$1,396**	**$2,271**	**$3,190**
y/y %		63%	40%
Ag inputs retail	$201		
Crop Care	$22		
Pro Forma gross profit	**$223**		
margin %	16.0%		
Pro Forma Adj. EBITDA[1]	**$93**	**$172**	**$279**
margin %	6.6%	7.6%	8.8%
y/y %		86%	62%

Calendar year estimates obtained by applying **historical seasonality[2]** to bottom-up fiscal year forecasts:

- Revenue & COGS: 44.5% 1H / 55.5% 2H
- SG&A: 52.0% 1H / 48.0% 2H

Note: Detailed breakdown of organic vs. M&A contribution to financials in the Appendix. Pro Forma Adj. EBITDA and Pro Forma Adj. EBITDA margin are non-IFRS metrics; see reconciliation in Appendix. Pro Forma financials are calculated assuming full year financial contribution for companies acquired in a given year (rather than just the partial "stub period" contribution), and include future expected M&A for CY22E-CY23E. USD/BRL FX rates calculated using actual FX rates up to August 26, 2022, and spot rate of 5.11 as of August 26, 2022 thereafter (CY21 5.39, CY22E 5.12, CY23E 5.11).

(1) Pro Forma Adj. EBITDA represents fully consolidated EBITDA, which includes EBITDA from non-controlling minority shareholders (estimated at ~13% of total for FY22E). See Appendix for more details on Lavoro's shareholding structure.

(2) Mix of current fiscal year (for first half of current CY), and next fiscal year (for second half of current CY)

48

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49 Valuation

Transaction Overview

Pro forma valuation

($M except per share values)

TPBA illustrative share price	**$10.00**
Pro forma shares outstanding (M) [1, 3, 4, 5, 6, 7, 8]	**124.4**
Patria rollover equity (Class A) [4, 5]	92.6
Public investors (Class A) [3]	18.0
PIPE investors (Class A - TPB)	10.0
ESOP [6]	2.3
Sponsor promote (Class B) [7]	1.5
Total equity value	**$1,244**
(-) Cash to balance sheet [2, 3, 5]	$225
(+) Assumed Lavoro Net Debt [9]	$118
(+) Lease liabilities	$30
(+) Non-controlling interest [10]	$52
Total Enterprise Value	**$1,220**

Total Enterprise Value / Adj. EBITDA

7.1x (based on CY 2022E Pro Forma Adj. EBITDA[11] of $172M)

4.4x (based on CY 2023E Pro Forma Adj. EBITDA[11] of $279M)

Sources and Uses

($M)

Sources

Cash from TPBA [3]	$180
Cash from TPB PIPE	$100
Total sources	**$280**

Uses

Cash to balance sheet [2, 3]	$225
Secondary proceeds to Patria [5]	$30
Estimated transaction fees and expenses	$25
Total uses	**$280**

1 Total shares includes 92.6M rollover equity shares, 2.3M ESOP, 18.0M TPBA public shares, 10.0M shares from PIPE, and 1.5M TPBA founder shares.
2 Cash to balance sheet includes TPBA cash held in trust $180M, plus $100M of proceeds from the PIPE transaction, less $30M in secondary proceeds to Patria, and $25M in estimated transaction expenses
3 Assumes no redemptions. Cash may be reduced, including to the extent of TPBA stockholder redemptions.
4 Patria rollover equity is subject to increases as it acquires minority shareholders by the time of closing of potential business combination, see Appendix for more details on Lavoro's shareholding structure. The shares are also subject to a lockup, with 25% being released at each of 6 months, 12 months, 18 months, and 24 months following the closing of the potential business combination.
5 If net cash proceeds after redemptions and PIPE Investment is greater than $250M, the additional capital shall be used to fund cash consideration to Patria, and the Patria rollover equity will be correspondingly reduced.
6 Excludes impact of new equity to be reserved pursuant to a new compensation plan in connection with the closing, which is expected to total up to 2M RSU shares vesting over multiple years
7 Sponsor promote includes 1.5M of TPBA founder shares, which represents 33.3% of the total 4.5M TPBA founder shares. The two remaining 33.3% tranches of TPBA founder shares vest if price of the shares exceeds $12.50 and $15.00, respectively, for any 20 trading days within a 30-day trading period following the business combination. The shares are also subject to a lockup, with 50% released at 1 year, and an additional 25% being released at each of 18 months and 24 months following the closing of the potential business combination.
8 Excludes public and private warrants amounting to 10.1M potential shares issued if exercised. Warrants have a strike price of $11.50, and public warrants have forced redemption price at $18.00.
9 Lavoro's assumed Net Debt of $118M as of June 2022 was calculated using USD/BRL FX rate of 5.11 (as of August 26, 2022).
10 Non-controlling interest (NCI) as of March 2022, as NCI for June 2022 was not yet available at the time of making this presentation. NCI was calculated using USD/BRL FX rate of 5.11 (as of August 26, 2022).
11 Pro Forma Adj. EBITDA calculated using actual USD/BRL FX rates up to August 26, 2022, and spot rate of 5.11 thereafter (CY22E 5.12, CY23E 5.11). Pro Forma Adj. EBITDA assume full year financial contribution for companies acquired in a given year, and include future expected M&A for CY22E-CY23E. Pro Forma Adj. EBITDA represents fully consolidated EBITDA, which includes EBITDA from non-controlling minority shareholders (estimated at ~13% of total for FY22E). See Appendix for more details on Lavoro's shareholding structure.

50

LAVORO

Transaction Overview (continued)

- **Pro forma Enterprise Value expected at ~$1.2B**
- **$100M PIPE anticipate raise at $10.00 / share**
- **100% rollover by existing Lavoro shareholders for the first $250M in primary proceeds**
- **$225M of expected net primary cash proceeds** [1, 6]
- **Transaction completion expected by 4Q22, subject to satisfaction of customer conditions to closing**

Pro forma Ownership [2, 3, 4, 5, 6, 7]



15% TPBA shareholders
9% TPB (PIPE + Promote)
2% ESOP
74%
Patria rollover equity

1 Assumes no redemptions. Cash may be reduced, including to the extent of TPBA stockholder redemptions.
2 Total shares includes 92.6M rollover equity shares, 2.3M ESOP, 18.0M TPBA public shares, 10.0M shares from PIPE, and 1.5M TPBA founder shares.
3 Sponsor promote includes 1.5M of TPBA founder shares, which represents 33.3% of the total 4.5M TPBA founder shares. The two remaining 33.3% tranches of TPBA founder shares vest if price of the shares exceeds $12.50 and $15.00, respectively, for any 20 trading days within a 30-day trading period following the closing of the potential business combination. TPBA founder shares are also subject to a lockup, with 50% released at 1 year, and an additional 25% being released at each of 18 months and 24 months following the closing of the potential business combination.
4 Patria rollover equity subject to a lockup, with 25% being released at each of 6 months, 12 months, 18 months, and 24 months following the closing of the potential business combination.
5 Excludes public and private warrants amounting to 10.1M potential shares issued if exercised. Warrants have a strike price of $11.50, public warrants have forced redemption price at $18.00.
6 Cash to balance sheet includes TPBA cash held in trust $180M, plus $100M of proceeds from the PIPE transaction, less $30M in secondary proceeds to Patria, and $25M in estimated transaction expenses. If net cash proceeds after redemptions and PIPE Investment is greater than $250M, the additional capital shall be used to fund cash consideration to Patria, and the Patria rollover equity will be correspondingly reduced
7 Excludes impact of new equity to be reserved pursuant to a new compensation plan in connection with the closing, which is expected to total up to 2M RSU shares vesting over multiple years

51

LAVORO

At ~$1.2B implied EV, Lavoro's valuation is attractive relative to comparables

All $ figures in M

Company	Market Cap	Enterprise Value	EV/EBITDA CY22	EV/EBITDA CY23
Lavoro [1, 2]	**$1,244**	**$1,220**	**7.1x**	**4.4x**
Nutrien	$55,674	$66,625	5.4x	7.4x
Nutrien ag retail (implied)[3]			**8.7x**	**9.1x**
Três Tentos Agroindustrial S.A.	$1,064	$1,163	7.7x	6.5x
Vittia Fertilizantes e Biológicos S.A.	$296	$338	7.3x	5.2x
AgroGalaxy Participações S.A.	$255	$543	3.9x	4.3x
Brazilian Ag Peer Average			**6.3x**	**5.3x**
Bunge	$15,542	$22,860	7.5x	7.7x
Archer-Daniels-Midland	$50,204	$62,035	10.0x	11.5x
Ag Processor Average			**8.7x**	**9.6x**
Yara International ASA	$10,907	$14,432	3.2x	4.1x
CF Industries	$23,583	$27,336	4.5x	6.0x
The Mosaic Company	$21,327	$24,780	3.5x	4.3x
Fertilizer Average			**3.7x**	**4.8x**
FMC Corporation	$14,349	$17,801	12.7x	11.6x
Bayer	$52,730	$89,337	6.8x	6.7x
Corteva	$44,783	$44,363	14.6x	13.1x
Ag Inputs Supplier Average			**11.3x**	**10.4x**

NTR Ag Retail[3]: best comparable for Lavoro

NTR ag retail multiple backed out by removing the weighted average effect of the fertilizer business, utilizing the fertilizer peer average multiple

Note: Figures as of August 26, 2022. USD/BRL FX rates of 5.11
Source: Factset, Capital IQ
(1) Lavoro EV/EBITDA multiple calculated on Pro Forma Adj. EBITDA, which assume full year financial contribution for companies acquired in a given year, and incl future expected M&A for CY22E-CY23E. Pro Forma Adj. EBITDA represents fully consolidated EBITDA, which includes EBITDA from non-controlling minority shareholders (estimated at ~13% of total for FY22E). See Appendix for more details on Lavoro's shareholding structure.
(2) Lavoro Enterprise Value calculation: debt (a non-IFRS measure; calculated using current and noncurrent borrowings), plus lease liabilities (current and noncurrent), plus non-controlling interest, less pro forma cash and cash equivalents;
(3) NTR ag retail segment EBITDA sourced from sell-side average estimates per Factset as of August 26, 2022. Please refer to the Appendix for additional details.

52
LAVORO

Investment Summary

High-quality, scaled business	**~$3.2B** CY23E PF[1] revenue	**~$279M** CY23E PF[1] Adj. EBITDA[3]
Significant headroom in current footprint	**~83M acres[2]** today	**211M acres[2]** TAM
Opportunity to grow wallet share within existing footprint with new services		**16% share** CY21

TPB to support introduction and development of emerging technologies and biologics

Bulletproof industrial logic: This could be one of the most timely and crucial deals of 2022

(1) USD/BRL FX rates calculated using actual FX rates up to August 26, 2022, and spot rate of 5.11 as of August 26, 2022 thereafter (CY21 5.39, CY22E 5.12, CY23E 5.11). Pro Forma financials are calculated assuming full year financial contribution for companies acquired in a given year (rather than just the partial "stub period" contribution);
(2) Considers Brazil footprint only
(3) Pro Forma Adj. EBITDA represents fully consolidated EBITDA, which includes EBITDA from non-controlling minority shareholders (estimated at ~13% of total for FY22E). See Appendix for more details on Lavoro's shareholding structure

53

LAVORO

54 Appendix

Financial forecast: organic and M&A contribution on a calendar and fiscal year basis

Pro Forma revenue ($M)[1,2,3]

Pro Forma Adj. EBITDA ($M)[1,2,3,4]

Calendar Year



$1,396
$119
$1,277
$2,271
$241
$257
$1,773
$3,190
$587
$315
$2,288
CY21
CY22E
CY23E
PF revenue (future M&A)²
PF revenue (M&A closed in FY22E)
PF revenue (organic)³



$93
$13
$80
$172
$32
$23
$117
$279
$80
$30
$170
CY21
CY22E
CY23E
PF Adj. EBITDA (future M&A)²
PF Adj. EBITDA (M&A closed in FY22E)
PF Adj. EBITDA (organic)³

Fiscal Year



$1,157
$1,157
$1,636
$221
$1,415
$2,740
$433
$280
$2,026
$3,540
$709
$342
$2,489
FY21
FY22E
FY23E
FY24E
PF revenue (future M&A)²
PF revenue (M&A closed in FY22E)
PF revenue (organic)³



$68
$68
$108
$19
$89
$210
$53
$25
$133
$324
$98
$33
$194
FY21
FY22E
FY23E
FY24E
PF Adj. EBITDA (future M&A)²
PF Adj. EBITDA (M&A closed in FY22E)
PF Adj. EBITDA (organic)³

Note: USD/BRL FX rates calculated using actual FX rates up to August 26, 2022, and spot rate of 5.11 as of August 26, 2022 thereafter (CY21 5.39, CY22E 5.12, CY23E 5.11; FY21 5.39, FY22E 5.24, FY23E 5.13, and FY24E 5.11).
(1) Pro Forma financials are calculated assuming full year financial contribution for companies acquired in a given year (rather than just the partial "stub period" contribution);
(2) Future M&A contribution is cumulative, i.e. contribution from companies acquired in CY22E and FY23E remain in "Future M&A" in CY23E and FY24E (inclusive of their standalone organic growth);
(3) "Organic" financials are calculated by subtracting total figures by contributions from "M&A closed in FY22E" and "future M&A", and represent the organic financial contribution from companies acquired as end of CY21 and FY21;
(4) Pro Forma Adj. EBITDA represents fully consolidated EBITDA, which includes EBITDA from non-controlling minority shareholders (estimated at ~13% of total for FY22E). See Appendix for more details on Lavoro's shareholding structure

55

FY20-FY22E financials in BRL: breakdown between organic and M&A growth drivers

Pro Forma revenue[1,3,4]



BRL M
Total CAGR
53%
R$ 3,656
R$ 3,656
R$ 6,232
R$ 1,748
R$ 4,484
R$ 8,568
R$ 1,157
R$ 7,410
FY20
FY21
FY22E
PF revenue (new M&A)
PF revenue (organic)³

Pro Forma Gross Profit[1,3,4]



BRL M
Total CAGR
79%
R$ 443
R$ 443
R$ 926
R$ 302
R$ 624
R$ 1,425
R$ 255
R$ 1,170
FY20
FY21
FY22E
PF gross profit (new M&A)
PF gross profit (organic)³

Pro Forma Adjusted EBITDA[1,2,3]



BRL M
Total CAGR
131%
R$ 106
R$ 106
R$ 365
R$ 118
R$ 247
R$ 567
R$ 100
R$ 466
FY20
FY21
FY22E
PF Adj. EBITDA (new M&A)
PF Adj. EBITDA (organic)³

	FY21	FY22E
Organic growth (y/y)⁴ (revenue)	*23%*	*19%*
Organic growth (y/y)⁴ (gross profit)	*41%*	*26%*
Organic growth (y/y)⁴ (Adj. EBITDA)	*132%*	*28%*

(1) Pro Forma financials are calculated assuming full year financial contribution for companies acquired in a given year (rather than just the partial "stub period" contribution). Note that figures in these charts differ from Pro Forma financials in the registration statement to be filed by Lavoro on Form F-4, as those include financials from all of the companies that Lavoro owned as of March 31, 2022 in every fiscal year presented, not just in the fiscal year when acquired;
(2) Pro Forma Adj. EBITDA represents fully consolidated EBITDA, which includes EBITDA from non-controlling minority shareholders (estimated at ~13% of total for FY22E). See Appendix for more details on Lavoro's shareholding structure;
(3) "Organic" financials are calculated by subtracting new M&A contribution for a given year from the total;
(4) Organic growth is calculated by dividing current year organic financials by prior year total financials (i.e. organic plus new M&A)

56

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FY20-FY22E financials in USD (constant currency): breakdown between organic and M&A growth drivers

Pro Forma revenue[1,2,4]

$ M; (USD / BRL: 5.11)[2]



Total CAGR
53%
$716
$716
$1,220
$342
$878
$1,677
$227
$1,451
FY20
FY21
FY22E
PF revenue (new M&A)
PF revenue (organic)³

Pro Forma Gross Profit[1,2,4]

$ M; (USD / BRL: 5.11)[2]



Total CAGR
79%
$87
$87
$181
$59
$122
$279
$50
$229
FY20
FY21
FY22E
PF gross profit (new M&A)
PF gross profit (organic)³

Pro Forma Adjusted EBITDA[1,2,3,4]

$ M; (USD / BRL: 5.11)[2]



Total CAGR
131%
$21
$21
$71
$23
$48
$111
$20
$91
FY20
FY21
FY22E
PF Adj. EBITDA (new M&A)
PF Adj. EBITDA (organic)³

	FY21	FY22E
Organic growth (y/y)[4] – Revenue	*23%*	*19%*
Organic growth (y/y)[4] – Gross Profit	*41%*	*26%*
Organic growth (y/y)[4] – Adjusted EBITDA	*132%*	*28%*

Note: For a more useful illustration of historical financials, figures were converted to USD at the same fixed exchange rate of 5.11 USD/BRL as of August 26, 2022 for the entire FY20-FY22E period;

(1) Pro Forma financials are calculated assuming full year financial contribution for companies acquired in a given year (rather than just the partial "stub period" contribution. Note that figures in these charts differ from Pro Forma financials in the registration statement to be filed by Lavoro on Form F-4, as those include financials from all of the companies that Lavoro owned as of March 31, 2022 in every fiscal year presented, not just in the fiscal year when acquired;

(2) Pro Forma Adj. EBITDA represents fully consolidated EBITDA, which includes EBITDA from non-controlling minority shareholders (estimated at ~13% of total for FY22E). See Appendix for more details on Lavoro's shareholding structure;

(3) "Organic" financials are calculated by subtracting new M&A contribution for a given year from the total.

(4) Organic growth is calculated by dividing current year organic financials by prior year total financials (i.e. organic plus new M&A)

57

LAVORO

Lavoro Pro Forma Adj. EBITDA margin improvement driven by three distinct drivers



10.0%
7.5%
5.0%
2.5%
0.0%
Gross margin:
Higher GM Crop Care segment expected to grow faster than rest of Lavoro
Gross margin:
• Expected procurement savings driving better product margin
• Better product mix (higher GM product types to grow faster)
SG&A:
Fixed cost leverage, and synergies from past M&A
6.6%
1.0%
0.6%
1.0%
9.2%
FY22E Pro Forma Adj. EBITDA Margin
Crop Care mix
Ag retail product margin and mix
Operating Leverage
FY24E Pro Forma Adj. EBITDA Margin

Note: Pro Forma financials are calculated assuming full year financial contribution for companies acquired in a given year (rather than just the partial "stub period" contribution). Pro Forma Adj. EBITDA represents fully consolidated EBITDA, which includes EBITDA from non-controlling minority shareholders (estimated at ~13% of total for FY22E). See Appendix for more details on Lavoro's shareholding structure

58

LAVORO

Financial reconciliation: IFRS accounting to Pro Forma bridges

Bridge from IFRS to Pro Forma P&L for FY20-FY22[1,2,3]

All figures in BRL M	FY20			FY21			3QYTD FY22[2]		
	IFRS	Bridge[1]	Pro Forma	IFRS	Bridge[1]	Pro Forma	IFRS	Bridge[1]	Pro Forma
Revenue	**2,706.3**	950.1	**3,656.4**	**5,098.5**	1,133.5	**6,232.0**	**6,624.6**	348.1	**6,972.7**
COGS	(2,384.1)	(829.2)	(3,213.3)	(4,362.7)	(943.1)	(5,305.8)	(5,481.2)	(272.0)	(5,753.2)
Gross profit	**322.2**	120.9	**443.1**	**735.8**	190.4	**926.2**	**1,143.4**	76.1	**1,219.5**
G&A	(394.7)	(45.1)	(439.8)	(619.5)	(103.1)	(722.6)	(697.2)	(36.6)	(733.8)
Other operating income, net	10.8	4.2	15.0	15.6	0.1	15.7	35.0	4.0	39.0
Operating profit (loss)	**(61.7)**	80.0	**18.3**	**131.9**	87.4	**219.3**	**481.2**	43.5	**524.7**
Finance income	55.5	(4.5)	51.0	227.1	42.0	269.1	342.3	0.4	342.7
Finance cost	(168.7)	(20.4)	(189.1)	(312.9)	(51.0)	(363.9)	(477.9)	(4.0)	(481.9)
Profit (loss) before income taxes	**(174.9)**	55.1	**(119.8)**	**46.1**	78.4	**124.5**	**345.6**	39.8	**385.4**
Income tax	53.4	(22.3)	31.1	(24.7)	(18.0)	(42.7)	(104.4)	(2.8)	(107.2)
Profit (loss) for the year	**(121.5)**	32.8	**(88.7)**	**21.4**	60.4	**81.8**	**241.2**	37.0	**278.2**
Operating profit (loss)	(61.7)	80.0	18.3	131.9	87.4	219.3	481.2	43.5	524.7
D&A	50.5	0.7	51.2	92.9	12.6	105.5	111.4	2.4	113.8
EBITDA	**(11.2)**	80.7	**69.5**	**224.8**	100.0	**324.8**	**592.6**	45.9	**638.5**
M&A related expenses[3]	36.9	0.0	36.9	40.2	0.0	40.2	23.1	0.0	23.1
Non-recurring gain on sale									(15.5)
Adj. EBITDA	**25.7**	**80.7**	**106.4**	**265.0**	**100.0**	**365.0**	**615.7**	**45.9**	**646.1**

Summary of IFRS Cash Flow Statement

All figures in BRL M	FY20 IFRS	FY21 IFRS	3QYTD FY22[2] IFRS
Net income	(121.5)	21.5	241.2
Changes in net working capital	(23.1)	1.3	(752.9)
D&A	50.5	92.9	111.4
Non-cash adjustments	82.6	(61.9)	82.8
Operating cash flow	**(11.4)**	**53.8**	**(317.6)**
Additions to PP&E	(33.8)	(34.9)	(34.4)
Free cash flow	**(45.3)**	**18.9**	**(352.0)**

FY22 was an unusual year due to global fertilizer and other inputs shortages, which led Lavoro to invest more in inventory than typical

(1) The "bridge" represents the aggregate pre-closing Fiscal YTD financials for acquisitions made in a given year (e.g. a company acquired on May 30 will have its July 1 to May 29 financials included in the bridge of that fiscal year);
(2) Lavoro latest available financials are as of March 30, 2022;
(3) M&A expenses primarily include M&A team compensation expenses and accounting and tax due diligence expenses.

59

LAVORO

60 Nutrien’s ag retail business is the most comparable to Lavoro Note: Sell - side estimate and comparable multiple data as of August 26, 2022. NTR ag retail multiple backed out by removing the w eighted avg. effect of the fertilizer business, utilizing the fertilizer peer average multiple. (1) NTR ag retail segment sell - side estimates per FactSet as of August 26, 2022; (2) Implied Ag Retail Enterprise Value calculated by subtracting Non - Ag Retail Enterprise Value of $50.4B from Consolidate NTR E V of $66.6B; (3) Pro Forma financials are calculated assuming full year financial contribution for companies acquired in a given year (rat her than just the partial “stub period” contribution). These figures include EBITDA from non - controlling minority shareholders (estimated at ~13% of total for FY22E) $66.6B Nutrien CY23E SOTP Analysis Peer Multiple Comparison Fertilizer peers average EV/EBITDA (CY23E) Lavoro PF Adj. EBITDA 3 $172M $279M NTR Ag Retail EBITDA $2,098M $1,854M 1 EV: $66.6B CY23E EBITDA: $12.4B 1 EV / EBITDA: 7.4x CY23E EBITDA: $10.5B 1 EV: $50.4B EV: $16.8B CY23E EBITDA: $1.9B 1 EV / EBITDA: 9.1x EV / EBITDA: 4.8x $50.4B $16.8B Consolidated NTR 2 Non - Ag Retail 2 Implied Ag Retail 2 1 2 3

Some minority shareholders of subsidiary companies will become shareholders in the public company post closing; financials results are, and will continue to be, reported on a fully consolidated basis



Current structure
PATRIA INVESTIMENTOS
100% ownership
Intermediary Holding Companies
100%
Lavoro Agro Limited
Minority Shareholders of Lavoro Subsidiaries
(from previous acquisitions)
~87%1,2
~13%1,2
Economic Interest
Lavoro Subsidiaries
Reporting of fully consolidated (100%) financials
Lavoro reported Pro Forma Adj. EBITDA
Post closing structure
PATRIA INVESTIMENTOS
Other Public Shareholders
ESOP
Rolled up Minority Shareholders of Lavoro Subsidiaries2
Lavoro Limited (LVRO)3
100% ownership
Intermediary Holding Companies
100%
Lavoro Agro Limited
Remaining Minority Shareholders of Lavoro Subsidiaries
~87-93%2
~7-13%2
Economic Interest
Reporting of fully consolidated (100%) financials
Lavoro reported Pro Forma Adj. EBITDA
Lavoro Subsidiaries

Source: Company

Note: The full organization structure diagram has been simplified for purposes of improved clarity and comprehensibility.

(1) The 87% and 13% economic ownership of Lavoro's fully consolidated EBITDA is calculated using a weighted average of Pro Forma Adjusted EBITDA of Lavoro Subsidiaries for FY2022E

(2) Patria and Lavoro plan to consolidate certain minority shareholders between signing and closing, such that the remaining minority shareholders estimated economic ownership would decline to 7%-13% by closing of the potential business combination

(3) To account for EBITDA leakage to minority shareholders of subsidiaries, the Non-Controlling Interest balance sheet equity account was added to the Enterprise Value calculations for valuation purposes.

61

LAVORO

62 (1) Ludwig Maximilians University, Munich Germany (2014) Double - cropping has been a key contributor of the rapid growth in Brazil soybean production A recent study 1 found that increased prevalence of double - cropping from 2003 to 2016 offset the equivalent of about 77M hectares of arable land for corn production (equivalent to 2x harvested area of corn in the US) 2003 2016 Multi - cropping growing regions in the world LatAm farmland regions enable several crop plantings per year

63 Freshwater resources: LatAm boasts low water stress compared to key ag producing regions of the world (US, China, India, Central Europe) Source: FAO Report - State of the World’s Land and Water Resources for Food and Agriculture (2021) Note: Water Stress indicator defined as ratio of total fresh water used by all major sectors of the economy (agriculture, ind ust rial and municipal) to total renewable freshwater resources